                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of report: 17-Jul-03

                       CIT Equipment Collateral 2003-VT1

A Delaware                        Commission File               I.R.S. Employer
Corporation                       No. 0001240986                No. 75-6688971

                          c/o CIT Financial USA, Inc.

                   1 CIT Drive, Livingston, New Jersey 07039

                        Telephone number: (973)740-5000

     Item 5. Other

                       CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                                         Determination Date: 07/17/03
                                                                          Collection Period: 06/30/03
                                                                               Payment Date: 07/21/03
I. AVAILABLE FUNDS

   A. Available Pledged Revenues
      a. Scheduled Payments Received                                                   $27,211,413.59
      b. Liquidation Proceeds Allocated to Owner Trust                                     159,520.89
      c. Required Payoff Amounts of Prepaid Contracts                                      433,059.94
      d. Required Payoff Amounts of Purchased Contracts                                      4,459.13
      e. Proceeds of Clean-up Call                                                               0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                 0.00
                                                                                       --------------
                    Total Available Pledged Revenues =                                 $27,808,453.55

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                              $27,808,453.55
      b. Receipt from Class A-3a Swap Counterparty                                               0.00
      c. Servicer Advances                                                               2,711,772.67
      d. Recoveries of prior Servicer Advances                                          (3,404,743.92)
      e. Withdrawal from Cash Collateral Account                                                 0.00
                                                                                       --------------
                    Total Available Funds =                                            $27,115,482.30
                                                                                       ==============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

       1.  Servicing Fee                                                                                        526,085.36

       2.  Class A-1 Note Interest Distribution                                            226,346.11
           Class A-1 Note Principal Distribution                                        23,502,746.57
                Aggregate Class A-1 distribution                                                             23,729,092.68

       3.  Class A-2 Note Interest Distribution                                            169,333.33
           Class A-2 Note Principal Distribution                                                 0.00
                Aggregate Class A-2 distribution                                                                169,333.33

       4.  Class A-3a Note Interest Distribution                                           231,602.29
           Class A-3a Note Principal Distribution                                                0.00

           Class A-3b Note Interest Distribution                                           154,850.00
           Class A-3b Note Principal Distribution                                                0.00
                Aggregate Class A-3 distribution                                                                386,452.29

       5.  Class A-4 Note Interest Distribution                                            117,325.25
           Class A-4 Note Principal Distribution                                                 0.00
                Aggregate Class A-4 distribution                                                                117,325.25

       6.  Class B Note Interest Distribution                                               40,701.47
           Class B Note Principal Distribution                                             700,623.88
                Aggregate Class B distribution                                                                  741,325.35

       7.  Class C Note Interest Distribution                                               27,987.74
           Class C Note Principal Distribution                                             382,158.48
                Aggregate Class C distribution                                                                  410,146.22

       8.  Class D Note Interest Distribution                                               78,562.08
           Class D Note Principal Distribution                                             891,703.12
                Aggregate Class D distribution                                                                  970,265.20

       9.  Payment due to the Class A-3a Swap Counterparty                                                       56,702.71

       10. Deposit to the Cash Collateral Account                                                                     0.00

       11. Amounts in accordance with the CCA Loan Agreement                                                      8,753.91

       12. Remainder to the holder of the equity certificate                                                          0.00
                                                                                                            --------------

                                                   Collection Account Distributions =                        27,115,482.30
                                                                                                            ==============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1.  Payment due on the Senior Loan                                                                     1,524,250.39

       2.  Payment due on the Holdback                                                                                0.00

       3.  Payment to the Depositor                                                                                   0.00
                                                                                                            --------------

                                                   Cash Collateral Account Distributions =                    1,524,250.39
                                                                                                            ==============

    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT    Collection Account Distributions =                                 0.00
                                                                                                            --------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

-----------------------------------------------------------------------------------------------
                 Distribution            Class A-1       Class A-2    Class A-3     Class A-4
                    Amounts                Notes           Notes        Notes         Notes
-----------------------------------------------------------------------------------------------
     1.          Interest Due              226,346.11   169,333.33   386,452.29      117,325.25
     2.          Interest Paid             226,346.11   169,333.33   386,452.29      117,325.25
     3.       Interest Shortfall                 0.00         0.00         0.00            0.00
                ((1) minus (2))
     4.         Principal Paid          23,502,746.57         0.00         0.00            0.00
     5.    Total Distribution Amount    23,729,092.68   169,333.33   386,452.29      117,325.25
                ((2) plus (4))

-----------------------------------------------------------------------------------------------
                 Distribution             Class B         Class C      Class D    Total Offered
                    Amounts                Notes           Notes        Notes         Notes
-----------------------------------------------------------------------------------------------
     1.          Interest Due               40,701.47    27,987.74    78,562.08    1,046,708.27
     2.          Interest Paid              40,701.47    27,987.74    78,562.08    1,046,708.27
     3.       Interest Shortfall                 0.00         0.00         0.00            0.00
                ((1) minus (2))
     4.         Principal Paid             700,623.88   382,158.48   891,703.12   25,477,232.05
     5.    Total Distribution Amount       741,325.35   410,146.22   970,265.20   26,523,940.32
                ((2) plus (4))


IV. Information Regarding the Securities

     A Summary of Balance Information

--------------------------------------------------------------------------------------------------------------------
                              Applicable    Principal Balance     Class Factor     Principal Balance    Class Factor
                 Class          Coupon           Jul-03              Jul-03              Jun-03            Jun-03
                                 Rate         Payment Date        Payment Date        Payment Date      Payment Date
--------------------------------------------------------------------------------------------------------------------
     a.     Class A-1 Notes     1.2088%      193,956,241.92         0.79166          217,458,988.49       0.88759
     b.     Class A-2 Notes     1.2700%      160,000,000.00         1.00000          160,000,000.00       1.00000
     c.    Class A-3a Notes     1.2338%      218,000,000.00         1.00000          218,000,000.00       1.00000
     d.    Class A-3b Notes     1.6300%      114,000,000.00         1.00000          114,000,000.00       1.00000
     e.     Class A-4 Notes     2.1000%       67,043,000.00         1.00000           67,043,000.00       1.00000
     f.      Class B Notes      2.1100%       22,447,131.87         0.93651           23,147,755.75       0.96574
     g.      Class C Notes      2.6600%       12,243,890.11         0.93651           12,626,048.59       0.96574
     h.      Class D Notes      3.2000%       28,569,076.94         0.93647           29,460,780.06       0.96570

     i.              Total Offered Notes     816,259,340.84                          841,736,572.89

     j.           One - Month Libor Rate            1.10375%


     B Other Information

--------------------------------------------------------------------------------
                                   Scheduled                   Scheduled
                               Principal Balance           Principal Balance
                Class               Jul-03                      Jun-03
                                 Payment Date                Payment Date
--------------------------------------------------------------------------------
           Class A-1 Notes       198,518,059.00              221,650,715.00

----------------------------------------------------------------------------------------------------------------------
                                                      Target             Class             Target             Class
                                     Class       Principal Amount        Floor        Principal Amount        Floor
                Class             Percentage          Jul-03            Jul-03             Jun-03            Jun-03
                                                   Payment Date      Payment Date       Payment Date      Payment Date
----------------------------------------------------------------------------------------------------------------------
               Class A              92.25%       752,999,241.92                        776,501,988.49
               Class B               2.75%        22,447,131.87          0.00           23,147,755.75         0.00
               Class C               1.50%        12,243,890.11          0.00           12,626,048.59         0.00
               Class D               3.50%        28,569,076.93          0.00           29,460,780.05         0.00

V.  PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT
       1. Principal Balance of Notes and Equity Certificates                                                841,736,572.89
          (End of Prior Collection Period)

       2. Contract Pool Principal Balance (End of Collection Period)                                        816,259,340.84
                                                                                                            --------------
                                           Total monthly principal amount                                    25,477,232.05

    B. PRINCIPAL BREAKDOWN                                                               No. of Accounts
                                                                                         ---------------
       1. Scheduled Principal                                                                  62,066        24,769,312.45
       2. Prepaid Contracts                                                                        68           433,059.94
       3. Defaulted Contracts                                                                      29           270,400.53
       4. Contracts purchased by CIT Financial USA, Inc.                                            1             4,459.13
                                                                                         ---------------------------------
          Total Principal Breakdown                                                            62,164        25,477,232.05

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                ---------------------------------------------------------------------
                                                      Original                  Jul-03                   Jun-03
                                                        Pool                  Payment Date             Payment Date
                                                ---------------------------------------------------------------------
       1. a.  Contract Pool Balance               871,593,322.00           816,259,340.84            841,736,572.89
          b.  No. of Contracts                            62,416                   62,164                    62,262
          c.  Pool Factor

       2. Weighted Average Remaining Term                  39.20                    37.53                     38.39

       3. Weighted Average Original Term                   44.80

     B. DELINQUENCY INFORMATION

                                                       ---------------------------------------------------------------
                                                           % of       % of Aggregate
                                                                      Required Payoff    No. of     Aggregate Required
                                                         Contracts        Amount        Accounts       Payoff Amounts
                                                       ---------------------------------------------------------------
       1. Current                                         96.81%         98.19%         60,183        805,983,330.73
          31-60 days                                       1.69%          1.10%          1,053          9,006,206.75
          61-90 days                                       0.80%          0.40%            500          3,254,880.02
          91-120 days                                      0.69%          0.32%            427          2,603,740.82
          120+ days                                        0.00%          0.00%              1              3,934.59

                             Total Delinquency           100.00%        100.00%         62,164        820,852,092.91

       2. Delinquent Scheduled Payments:

          Beginning of Collection Period                                          5,285,723.32
          End of Collection Period                                                4,592,752.07
                                                                                  ------------
                     Change in Delinquent Scheduled Payments                       (692,971.25)


    C. DEFAULTED CONTRACT INFORMATION

       1. Required Payoff Amount on Defaulted Contracts                             270,400.53
       2. Liquidation Proceeds received                                             159,520.89
                                                                                  ------------
       3. Current Liquidation Loss Amount                                           110,879.64

       4. Cumulative Liquidation Losses to date                                     110,879.64

                                        % of Initial Contracts                           0.046%
                            % of Initial Contract Pool Balance                           0.013%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE
        1. Opening Servicer Advance Balance                              5,285,723.32
        2. Current Period Servicer Advance                               2,711,772.67
        3. Recoveries of prior Servicer Advances                        (3,404,743.92)
                                                                        -------------
        4. Ending Servicer Advance Balance                               4,592,752.07

     B. CASH COLLATERAL ACCOUNT

        1. Applicable Rates for the Interest Period:
           a.  Libor Rate for the Interest Period                                              1.1038%
           b.  Senior Loan Interest Rate                                                       4.6038%
           c.  Holdback Amount Interest Rate                                                   7.1038%

        2. Opening Cash Collateral Account                                                                   68,823,294.78

        3. Deposit from the Collection Account                                                                        0.00

        4. Withdrawals from the Cash Collateral Account                                                               0.00

        5. Investment Earnings                                                                                   33,597.32

        6. Investment Earnings Distributions:
           a.  Senior Loan Interest                                                                             (42,351.23)
           b.  Senior Loan Principal                                                                                  0.00
           c.  Holdback Amount Interest                                                                               0.00
           d.  Holdback Amount Principal                                                                              0.00
                                                                                                             -------------
               Total Investment Earnings distributions                                                          (42,351.23)

        7. Remaining available amount                                                                        68,899,243.33

        8. Required Cash Collateral Account Amount                                                           67,341,395.62

        9. Cash Collateral Account Surplus/ (Shortfall)                                                       1,557,847.71

       10. Distribution of CCA Surplus:
           a. Senior Loan Principal                                                                          (1,481,899.16)
           b. Holdback Amount Principal                                                                               0.00
                                                                                                             -------------
              Total Distribution of Surplus                                                                  (1,481,899.16)

       11. Ending Cash Collateral Account                                                                    67,341,395.62

       12. Cash Collateral Account deficiency                                                                         0.00

     C. OTHER RELATED INFORMATION

        1. Assumed Fixed Swap rate for Class A-3a                              1.5870%

        2. Discount Rate                                                       2.4530%

        3. Life to Date Prepayment (CPR)                                       6.1010%

        4. Life to Date Substitutions:

           a. Prepayments                                      0.00

           b. Defaults                                         0.00

           ----------------------------------------------------------------
                                              Jul-03              Jun-03
                    Item                   Payment Date        Payment Date
           ----------------------------------------------------------------
           a.  Senior Loan                23,795,378.84       25,277,278.00
           b.  Holdback Amount            42,271,204.00       58,767,335.00

NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT
   Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 07/21/03

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer